Exhibit 10.2
[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6)

Summit Materials, Inc.
1801 California Street, Suite 3500
Denver, CO 80202

September 28, 2023

Brian J. Harris
[***]

Re: Amendment to Transition and Consulting Agreement

Dear Brian,

Reference is made to that certain transition and consulting agreement (the “Agreement”), dated as of September 8, 2022, by and among Summit Materials, Inc. (“Summit”) and you (the “Employee,” and together with Summit, collectively, the “Parties”). Capitalized terms used herein but not otherwise defined shall have the meaning as set forth in the Agreement.

The Parties desire to amend the Agreement as provided herein (the “Amendment”), effective immediately.

1.Transition Period. Section 1(a)(ii) of the Agreement is hereby amended to replace the reference to October 16, 2023, with October 6, 2023.

2.No Other Amendment. Except as expressly set forth in this Amendment, the Agreement shall remain in full force and effect without other or further amendment or modification.

3.Counterparts. This Amendment may be executed in one or more counterparts, which will, collectively and separately, constitute one agreement.

[Signature Page Follows]

Please indicate acceptance of the terms of this Amendment in the space provided below, whereupon this Amendment and acceptance shall constitute a binding agreement between the Parties.

                            Sincerely,

                            Summit Materials, Inc.

                            By: /s/ Chris Gaskill
                            Name: Chris Gaskill
Title: EVP, Chief Legal Officer and Secretary

Agreed to and accepted on October 3, 2023:

Brian J. Harris

/s/ Brian J. Harris